SCHEDULE 14A

                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant    [X]

Filed by a Party other than the Registrant    [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement     [ ]   Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))


[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12


                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

--------------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)   Filing Party:

--------------------------------------------------------------------------------

(4)   Date Filed:

--------------------------------------------------------------------------------

                    UNITED STATES TRUST COMPANY OF NEW YORK
                              114 W. 47th Street
                              New York, NY 10036










April 19, 2000



Dear            :
    ------------

As you know, we wrote to you on March 17th regarding the solicitation of proxies for the U.S. Trust advised Excelsior Funds. This proxy solicitation is required given our impending merger with The Charles Schwab Corporation. If you have already voted your proxy, we want to thank you for doing so.

If your proxy has not yet been voted, we will be sending you under separate cover duplicate copies of them. We would greatly appreciate it if you would take a moment to vote them by phone, e-mail or direct mail.

Thank you very much for your help in this important matter.

Sincerely,

                              U.S. TRUST COMPANY
                             225 High Ridge Road
                                 East Building
                              Stamford, CT 06905






April 19, 2000



Dear            :
    ------------

As you know, we wrote to you on March 17th regarding the solicitation of proxies for the U.S. Trust advised Excelsior Funds. This proxy solicitation is required given our impending merger with The Charles Schwab Corporation. If you have already voted your proxy, we want to thank you for doing so.

If your proxy has not yet been voted, we will be sending you under separate cover duplicate copies of them. We would greatly appreciate it if you would take a moment to vote them by phone, e-mail or direct mail.

Thank you very much for your help in this important matter.

Sincerely,

                           U.S. TRUST COMPANY, N.A.
                           515 South Flower Street
                            Los Angeles, CA 90071







April 19, 2000



Dear            :
    ------------

As you know, we wrote to you on March 17th regarding the solicitation of proxies for the U.S. Trust advised Excelsior Funds. This proxy solicitation is required given our impending merger with The Charles Schwab Corporation. If you have already voted your proxy, we want to thank you for doing so.

If your proxy has not yet been voted, we will be sending you under separate cover duplicate copies of them. We would greatly appreciate it if you would take a moment to vote them by phone, e-mail or direct mail.

Thank you very much for your help in this important matter.

Sincerely,